Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.	DEPARTMENT OF HEALTH & HUMAN SERVICES	Exhibit 10.6 Public Health Service

Centers for Disease Control
and Prevention (CDC)
Atlanta GA 30333

September 30, 2011
Emergent Biodefense Lansing Operations
ATTN: Michael Wernicke
3500 N Martin Luther King Jr. Blvd. #1
Lansing, MI 48906-2933

Subject: Notice of Award Letter, Awarding Solicitation 2011-N-13414 for Acquiring Doses of Anthrax Vaccine Absorbed (AVA), also known as BioThrax

Dear Mr. Wernicke:

In accordance with FAR 15.504, this notice of award documents the Government’s acceptance of the agreement reached during discussions earlier today and described in your letter to me dated September 30, 2011.  A formal contract will be issued within 15 working days from date of this letter.  The following applies to this award:

1.	The pricing agreement is as follows:

Dose Quantities for Delivery				Dose Price ($US)				Total Value ($US)
CLIN	Period of Performance	# of Doses		4-year		5-year		4-year		5-year [Price = $[**] + 4-year Price, beginning CLIN 3]
				≥42 months		≥48 months
				<48 months		<60 months						Annual Price Escalator
0001	01 Oct 2011 – 30 Sep 2012	[	**]	[	**]	[	**]	[	**]	[	**]
0002	01 Oct 2012 – 30 Sept 2013	[	**]	[	**]	[	**]	[	**]	[	**]	[	**]%
0003	01 Oct 2013 – 30 Sep 2014	[	**]	[	**]	[	**]	[	**]	[	**]	[	**]%
0004	01 Oct 2014 – 30 Sep 2015	[	**]	[	**]	[	**]	[	**]	[	**]	[	**]%
0005	01 Oct 2015 – 30 Sep 2016	[	**]	[	**]	[	**]	[	**]	[	**]	[	**]%
Total		44,750,000						$1,235,292,500.00		$1,253,167,500.00

2.	Contract number 200-2011-42084 shall apply to the award of this 5 year contract.
3.
HHSAR clause 352.232.-72 Limitation of Government’s obligation applies to the contract.  In accordance with HHSAR 352.232-72, contract 200-2011-42084 is incrementally funded in the amount of $125,009,128.00 under the following Cost Accounting Number (CAN).

939ZFCF 2642 2011 75-X-0943 5664311101
4.	As shown in the chart above, 4 year product means remaining expiry dating upon date of delivery of ≥42 months and ≤48 months; $[**] per dose for product delivered under CLIN 0001.
5.
As shown in the chart above, 5 year product means remaining expiry dating upon date of delivery of ≥48 months and ≤60 months; $[**] to be added to the 4 year dose price (as adjusted for annual escalation) for product delivered under CLINs 0003, 0004, and 0005.

6.	As shown in the chart above, annual dose price escalation of [**]% applies.
7.	Delivery of product shall be FOB Origin.

Thank you for working with CDC to get the new BioThrax contract awarded.

Should you have additional questions, please contact me at 770-488-2647 or vhubbs@cdc.gov.

                    Sincerely,

/s/ Vivian. S. Hubbs

Vivian S. Hubbs
Contracting Officer
Procurement and Grants Office
cc: OPHPR